Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE SECOND QUARTER ENDED JUNE 30, 2015
Philadelphia, PA - August 6, 2015 - Resource America, Inc. (NASDAQ: REXI)
Second Quarter 2015 Highlights
•Adjusted net income attributable to common shareholders of $3.4 million (see Schedule I)
•Increased gross assets under management by 15% to $21.8 billion since June 30, 2014
•Net assets under management increased 20% to $10.6 billion
•Book value per common share of $7.28
•Repurchased 302,767 shares at an average price of $8.40
Second Quarter 2015 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $3.4 million, or $0.15 per common share-diluted, and $5.7 million, or $0.25 per common share-diluted, for the three and six months ended June 30, 2015 as compared to adjusted net income attributable to common shareholders of $4.6 million, or $0.21 per common share-diluted, and $6.9 million, or $0.32 per common share-diluted, for the three and six months ended June 30, 2014, respectively. A reconciliation of the Company's reported GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.
The Company reported a GAAP net loss attributable to common shareholders of $1.7 million, or $0.07 per common share-diluted, and $1.3 million, or $0.06 per common share-diluted, for the three and six months ended June 30, 2015 as compared to GAAP net income attributable to common shareholders of $2.7 million, or $0.12 per common share-diluted, and $3.7 million, or $0.17 per common share-diluted, for the three and six months ended June 30, 2014.
Included in GAAP net loss attributable to common shareholders for the second fiscal quarter and six months ended June 30, 2015 is a $4.3 million impairment related to the sale of a 9% interest in CVC Credit Partners, L.P. (“CCP”) to the Company's joint venture partner, pursuant to an option provided in connection with the sale of Apidos Capital Management in April 2012.  The Company received $4.9 million from the sale after quarter end and continues to own 24% of the joint venture.
Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.9 billion (15%) from June 30, 2014 to 2015 (in billions):

	June 30,
	2015	2014
Financial fund management	$17.3	$15.5
Real estate	3.8	2.8
Commercial finance	0.7	0.6
	$21.8	$18.9

Net assets under management (1)	$10.6	$8.8

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Highlights for the Second Quarter Ended June 30, 2015 and Recent Developments

REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Increased total assets to $1.1 billion at June 30, 2015, an increase of 29%, from $843.0 million at June 30, 2014.

•	Acquired $183.0 million of assets, placed or assumed financing of $94.8 million and disposed of $13.5 million of multifamily assets during the three months ended June 30, 2015.
Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II"), a public non-traded REIT managed by the Company that specializes in acquiring multifamily rental properties and selected loans, is offering up to $1.0 billion in common stock. Opportunity REIT II had the following highlights:

•	Raised a record $96.6 million during the three months ended June 30, 2015 and a total of $266.4 million since inception.

•	Acquired $54.7 million of assets and placed $20.2 million of financing during the three months ended June 30, 2015.
Creation of Real Estate Joint Venture: On June 25, 2015, the Company formed Pearlmark Real Estate, L.L.C, a joint venture between the Company and the principals of Pearlmark Real Estate Partners, L.L.C. (“Pearlmark Partners”), focusing on the management of institutional real estate investments. Based in Chicago, the Pearlmark team has successfully committed $4.5 billion of equity capital from a varied investor base that includes Fortune 500 companies to public and private pension funds to high net worth families.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, originated $184.5 million in new commercial real estate loans during the three months ended June 30, 2015.
The following additional highlights contributed to our real estate asset management operations:

•	The Company's real estate operating segment increased its gross assets under management at June 30, 2015 to $3.8 billion, an increase of $1.0 billion, or 35%, from June 30, 2014.

•
Real estate revenues increased 57% and 43% to $21.1 million and $38.1 million, for the three and six months ended June 30, 2015, respectively, as compared to $13.4 million and $26.7 million for the three and six months ended June 30, 2014.

•	Resource Real Estate Management, Inc., the Company's property management subsidiary managed 19,321 apartment units as of June 30, 2015 as compared to 19,636 units as of June 30, 2014.
FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture created in April 2012, closed Apidos CLO XXI, Ltd. and CVC Cordatus Loan Fund V Limited. CCP has now closed CLOs issuing notes with a total par value of $7.8 billion. At June 30, 2015, the Company had a 33% interest in this joint venture.
On July 2, 2015, CVC Capital Partners SICAV-FIS, S.A., the Company’s joint venture partner, exercised its option to buy down the Company's interest by 9% for $4.9 million.
The following additional highlight contributed to our financial fund asset management operations:

•	The Company's financial fund management operating segment increased its gross assets under management at June 30, 2015 to $17.3 billion, an increase of $1.8 billion, or 12%, from June 30, 2014.

CORPORATE/OTHER:
Share Repurchases

•	The Company repurchased 302,767 of its shares during the second quarter ended June 30, 2015 at an average price of $8.40 per share.
Dividends

•
The Company's Board of Directors authorized a cash dividend of $0.06 per share on the Company’s common stock which was paid on July 31, 2015 to holders of record as of the close of business on July 17, 2015.

•	RSO's Board of Directors declared a cash dividend of $0.16 per common share for its three months ended June 30, 2015.
Other

•	On August 3, 2015, RSO’s Board of Directors approved a one-for-four reverse stock split which is expected to be effective on August 31, 2015.

•	On August 3, 2015, RSO's Board of Directors also authorized RSO to repurchase up to $50 million of its outstanding equity and debt securities.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, for its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Cash	$23,760	$27,542
Restricted cash	886	725
Receivables	1,061	636
Loans and receivables from managed entities and related parties, net	26,520	30,303
Investments in real estate, net	17,040	17,097
Investment securities, at fair value	10,870	9,540
Investments in unconsolidated loan manager	36,526	39,655
Investments in unconsolidated entities	16,884	13,089
Assets of consolidated variable interest entity ("VIE")-RSO:
Cash and cash equivalents (including restricted cash)	190,765	202,043
Investments, at fair value	286,108	296,506
Loans	2,154,007	2,038,435
Investments in real estate and unconsolidated entities	56,330	60,007
Other assets	87,014	131,481
Total assets of consolidated VIE-RSO	2,774,224	2,728,472

Property and equipment, net	5,622	5,063
Deferred tax assets, net	20,920	23,304
Other assets	8,392	5,416
Total assets	$2,942,705	$2,900,842

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$21,241	$22,279
Payables to managed entities and related parties	4,748	3,015
Borrowings	21,029	20,412
Liabilities of consolidated VIE-RSO:
Borrowings	1,827,793	1,717,132
Other liabilities	51,640	57,561
Total liabilities of consolidated VIE-RSO	1,879,433	1,774,693
Total liabilities	1,926,451	1,820,399

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 34,958,477 and 34,489,568 shares issued (including nonvested restricted stock of 1,143,547 and 833,082), respectively	338	335
Additional paid-in capital	309,736	308,134
Accumulated deficit	(27,643)	(23,663)
Treasury stock, at cost; 12,293,346 and 11,764,417 shares, respectively	(124,736)	(120,182)
Accumulated other comprehensive loss	(915)	(1,030)
Total stockholders’ equity	156,780	163,594
Noncontrolling interests	376	306
Noncontrolling interests attributable to consolidated VIE-RSO	859,098	916,543
Total equity	1,016,254	1,080,443
Total liabilities and equity	$2,942,705	$2,900,842

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
REVENUES:
Real estate (includes revenues of $2,751, $2,302, $5,503 and $4,985 related to RSO)	$21,116	$13,448	$38,082	$26,723
Financial fund management (includes revenues of $617, $753, $1,233 and $960 related to RSO)	4,781	8,141	9,918	15,216
Commercial finance (includes no revenues related to RSO)	2	(42)	—	(141)
	25,899	21,547	48,000	41,798
Revenues from consolidated VIE-RSO	24,201	23,828	48,562	49,073
Elimination of consolidated VIE-RSO revenues attributed to operating segments	(4,104)	(3,040)	(8,377)	(5,920)
Total revenues	45,996	42,335	88,185	84,951
COSTS AND EXPENSES:
Real estate	12,082	9,105	23,581	17,980
Financial fund management	3,154	2,779	6,144	7,168
Commercial finance	458	123	1,037	226
General and administrative	4,181	2,729	7,478	5,883
Provision for credit losses	276	1,575	678	2,783
Depreciation and amortization	515	465	972	916
	20,666	16,776	39,890	34,956
Expenses from consolidated VIE-RSO	54,535	16,853	75,595	28,138
Elimination of consolidated VIE-RSO expenses attributed to operating segments	(3,368)	(3,053)	(6,736)	(5,872)
Total expenses	71,833	30,576	108,749	57,222
OPERATING INCOME (LOSS)	(25,837)	11,759	(20,564)	27,729

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	—	370	—	370
Other-than-temporary impairment on investments	(4,346)	—	(4,346)	—
Interest expense	(455)	(497)	(876)	(980)
Other income (expense), net	231	18	67	183
	(4,570)	(109)	(5,155)	(427)
Other income (expense), net, from consolidated VIE-RSO	10,537	10,281	27,053	13,797
Elimination of consolidated VIE-RSO other income, net attributed to operating segments	4	11	15	29
	5,971	10,183	21,913	13,399
Income (loss) from continuing operations before taxes	(19,866)	21,942	1,349	41,128
Income tax provision (benefit)	857	2,181	2,101	3,250
Income tax provision (benefit) -RSO	2,918	(446)	4,765	(430)
Net income (loss)	(23,641)	20,207	(5,517)	38,308
Net (income) loss attributable to noncontrolling interests	(63)	(84)	(55)	(44)
Net (income) loss attributable to noncontrolling interests of consolidated VIE-RSO	22,052	(17,405)	4,257	(34,556)
Net income (loss) attributable to common shareholders	$(1,652)	$2,718	$(1,315)	$3,708

Basic earnings (loss) per share:
Net income (loss)	$(0.07)	$0.13	$(0.06)	$0.18
Weighted average shares outstanding	22,867	20,386	22,915	20,320

Diluted earnings (loss) per share:
Net income (loss)	$(0.07)	$0.12	(0.06)	$0.17
Weighted average shares outstanding	22,867	22,032	22,915	22,031

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended June 30, 2015:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$21,116	$—	$—	$21,116
Financial fund management	4,781	—	—	4,781
Commercial finance	2	—	—	2
	25,899	—	—	25,899
Revenues from consolidated VIE-RSO	—	24,201	—	24,201
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(4,104)	(4,104)
Total revenues	25,899	24,201	(4,104)	45,996
COSTS AND EXPENSES:
Real estate	12,082	—	—	12,082
Financial fund management	3,154	—	—	3,154
Commercial finance	458	—	—	458
General and administrative	4,181	—	—	4,181
Provision for credit losses	276	—	—	276
Depreciation and amortization	515	—	—	515
	20,666	—	—	20,666
Expenses of consolidated VIE-RSO	—	54,535	—	54,535
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(3,368)	(3,368)
Total expenses	20,666	54,535	(3,368)	71,833
OPERATING INCOME (LOSS)	5,233	(30,334)	(736)	(25,837)

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investment	(4,346)	—	—	(4,346)
Interest expense	(455)	—	—	(455)
Other income (expense), net	689	—	(458)	231
Other income (expense), net, from consolidated VIE-RSO	—	10,537	—	10,537
Elimination of consolidated VIE-RSO other income, net	—	—	4	4
Total other income (expense)	(4,112)	10,537	(454)	5,971
Income (loss) from continuing operations before taxes	1,121	(19,797)	(1,190)	(19,866)
Income tax provision (benefit)	857	2,918	—	3,775
Net income (loss)	264	(22,715)	(1,190)	(23,641)
Net (income) loss attributable to noncontrolling interests	(63)	—	—	(63)
Net (income) loss attributable to noncontrolling interests-RSO	—	(8,296)	30,348	22,052
Net income (loss) attributable to common shareholders	$201	$(31,011)	$29,158	$(1,652)

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended June 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,448	$—	$—	$13,448
Financial fund management	8,141	—	—	8,141
Commercial finance	(42)	—	—	(42)
	21,547	—	—	21,547
Revenues from consolidated VIE-RSO	—	23,828	—	23,828
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(3,040)	(3,040)
Total revenues	21,547	23,828	(3,040)	42,335
COSTS AND EXPENSES:
Real estate	9,105	—	—	9,105
Financial fund management	2,779	—	—	2,779
Commercial finance	123	—	—	123
General and administrative	2,729	—	—	2,729
Provision for credit losses	1,575	—	—	1,575
Depreciation and amortization	465	—	—	465
	16,776	—	—	16,776
Expenses of consolidated VIE-RSO	—	16,853		16,853
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(3,053)	(3,053)
Total expenses	16,776	16,853	(3,053)	30,576
OPERATING INCOME (LOSS)	4,771	6,975	13	11,759

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	370	—	—	370
Interest expense	(497)	—	—	(497)
Other income (expense), net	590	—	(572)	18
Other income (expense), net, from consolidated VIE-RSO	—	10,281	—	10,281
Elimination of consolidated VIE-RSO other income, net	—	—	11	11
Total other income (expense)	463	10,281	(561)	10,183
Income (loss) from continuing operations before taxes	5,234	17,256	(548)	21,942
Income tax provision (benefit)	2,181	(446)	—	1,735
Net income (loss)	3,053	17,702	(548)	20,207
Income (loss) from continuing operations before taxes	(84)	—	—	(84)
Net (income) loss attributable to noncontrolling interests-RSO	—	(3,025)	(14,380)	(17,405)
Net income (loss) attributable to common shareholders	$2,969	$14,677	$(14,928)	$2,718

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the six months ended June 30, 2015:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$38,082	$—	$—	$38,082
Financial fund management	9,918	—	—	9,918
Commercial finance	—	—	—	—
	48,000	—	—	48,000
Revenues from consolidated VIE-RSO	—	48,562	—	48,562
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(8,377)	(8,377)
Total revenues	48,000	48,562	(8,377)	88,185
COSTS AND EXPENSES:
Real estate	23,581	—	—	23,581
Financial fund management	6,144	—	—	6,144
Commercial finance	1,037	—	—	1,037
General and administrative	7,478	—	—	7,478
Provision for credit losses	678	—	—	678
Depreciation and amortization	972	—	—	972
	39,890	—	—	39,890
Expenses of consolidated VIE-RSO	—	75,595	—	75,595
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(6,736)	(6,736)
Total expenses	39,890	75,595	(6,736)	108,749
OPERATING INCOME (LOSS)	8,110	(27,033)	(1,641)	(20,564)

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(4,346)	—	—	(4,346)
Interest expense	(876)	—	—	(876)
Other income (expense), net	1,003	—	(936)	67
Other income (expense), net, from consolidated VIE-RSO	—	27,053	—	27,053
Elimination of consolidated VIE-RSO other income, net	—	—	15	15
Total other income (expense)	(4,219)	27,053	(921)	21,913
Income (loss) from continuing operations before taxes	3,891	20	(2,562)	1,349
Income tax provision (benefit)	2,101	4,765	—	6,866
Net income (loss)	1,790	(4,745)	(2,562)	(5,517)
Net (income) loss attributable to noncontrolling interests	(55)	—	—	(55)
Net (income) loss attributable to noncontrolling interests-RSO	—	(16,864)	21,121	4,257
Net income (loss) attributable to common shareholders	$1,735	$(21,609)	$18,559	$(1,315)

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the six months ended June 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$26,723	$—	$—	$26,723
Financial fund management	15,216	—	—	15,216
Commercial finance	(141)	—	—	(141)
	41,798	—	—	41,798
Revenues from consolidated VIE-RSO	—	49,073	—	49,073
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(5,920)	(5,920)
Total revenues	41,798	49,073	(5,920)	84,951
COSTS AND EXPENSES:
Real estate	17,980	—	—	17,980
Financial fund management	7,168	—	—	7,168
Commercial finance	226	—	—	226
General and administrative	5,883	—	—	5,883
Provision for credit losses	2,783	—	—	2,783
Depreciation and amortization	916	—	—	916
	34,956	—	—	34,956
Expenses of consolidated VIE-RSO	—	28,138	—	28,138
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(5,872)	(5,872)
Total expenses	34,956	28,138	(5,872)	57,222
OPERATING INCOME (LOSS)	6,842	20,935	(48)	27,729

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	370	—	—	370
Interest expense	(980)	—	—	(980)
Other income (expense), net	1,327	—	(1,144)	183
Other income (expense), net, from consolidated VIE-RSO	—	13,797	—	13,797
Elimination of consolidated VIE-RSO other income, net	—	—	29	29
Total other income (expense)	717	13,797	(1,115)	13,399
Income (loss) from continuing operations before taxes	7,559	34,732	(1,163)	41,128
Income tax provision (benefit)	3,250	(430)	—	2,820
Net income (loss)	4,309	35,162	(1,163)	38,308
Net (income) loss attributable to noncontrolling interests	(44)	—	—	(44)
Net (income) loss attributable to noncontrolling interests-RSO	—	(5,369)	(29,187)	(34,556)
Net income (loss) attributable to common shareholders	$4,265	$29,793	$(30,350)	$3,708

Schedule I

RECONCILIATION OF GAAP NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net income (loss) attributable to common shareholders - GAAP	$(1,652)	$2,718	$(1,315)	$3,708

Adjustments, net of tax:
Reduction of income, net of eliminations, attributable to consolidation of RSO	1,853	251	3,050	541
Impairment of investment in unconsolidated loan manager	2,485	—	2,589	—
Loss attributable to commercial finance	305	1,180	836	2,070
Deferred tax provision	377	466	528	627
Adjusted net income attributable to common shareholders	$3,368	$4,615	$5,688	$6,946

Adjusted weighted average diluted shares outstanding (2)	23,135	22,032	23,186	22,031

Adjusted net income attributable to common shareholders per common per share-diluted	$0.15	$0.21	$0.25	$0.32

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of the impairment of investment in unconsolidated loan manager, its commercial finance operations and deferred tax provision. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three and six months ended June 30, 2015 and 2014 separately from these items. Adjusted net income attributable to common shareholders should not be considered as an alternative to net income (loss) attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income (loss) attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.

(2)
Dilutive shares used in the calculation of adjusted income from continuing operations attributable to common shareholders per common share-diluted includes an additional 268,000 and 271,000 shares for the three and six months ended June 30, 2015, which were antidilutive for the periods and, as such, were not used in the calculation of GAAP loss from continuing operations attributable to common shareholders per common share-diluted.